                                                                   EXHIBIT 21(1)
                                                                   -------------

                                  SUBSIDIARIES
                                       OF
                            LAYNE CHRISTENSEN COMPANY


  ==================================================================================================================================
                                                                                                                     PERCENTAGE OF
                                                                                                                      VOTING STOCK
                                                                                            JURISDICTION                OWNED BY
                           NAME OF SUBSIDIARY                                             OF INCORPORATION              COMPANY*
  ==================================================================================================================================
  Boyles Bros. Drilling Company                                                     Utah                                  100%
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  Christensen Boyles Corporation                                                    Delaware                              100%
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  Christensen Boyles Corporation of Canada Ltd.                                     Alberta, Canada                       100%
  ----------------------------------------------------------------------------------------------------------------------------------
  Christensen Boyles International                                                  Cayman Islands                        100%
  ----------------------------------------------------------------------------------------------------------------------------------
  ESEMES (Mauritius) Limited                                                        Mauritius                             100%
  ----------------------------------------------------------------------------------------------------------------------------------
  Glindemann & Kitching Pty Ltd                                                     Australia                             100%
  ----------------------------------------------------------------------------------------------------------------------------------
  International Directional Services, L.L.C.                                        Delaware                              100%
  ----------------------------------------------------------------------------------------------------------------------------------
  International Directional Services of Canada Ltd.                                 Ontario, Canada                       100%
  ----------------------------------------------------------------------------------------------------------------------------------
  International Mining Services Pty Ltd                                             Australia                             100%
  ----------------------------------------------------------------------------------------------------------------------------------
  Layne de Mexico, S.A. de C.V.                                                     Hermosillo, Sonora, Mexico            100%
  ----------------------------------------------------------------------------------------------------------------------------------
  Layne Christensen Australia Pty Limited                                           Australia                             100%
  ----------------------------------------------------------------------------------------------------------------------------------
  Layne Christensen Canada Limited                                                  Calgary, Alberta, Canada              100%
  ----------------------------------------------------------------------------------------------------------------------------------
  Layne Texas, Incorporated                                                         Delaware                              100%
  ----------------------------------------------------------------------------------------------------------------------------------
  Layne Water Development and Storage, LLC                                          Delaware                             66.666%
  ----------------------------------------------------------------------------------------------------------------------------------
  Mid-Continent Drilling Company                                                    Delaware                              100%
  ----------------------------------------------------------------------------------------------------------------------------------
  PT Layne Christensen Indonesia                                                    Indonesia                             100%
  ----------------------------------------------------------------------------------------------------------------------------------
  SMS Offshore Pty Ltd                                                              Australia                             100%
  ----------------------------------------------------------------------------------------------------------------------------------
  Shawnee Oil & Gas, L.L.C.                                                         Delaware                              100%
  ----------------------------------------------------------------------------------------------------------------------------------
  Stamm-Scheele Incorporated                                                        Louisiana                             100%
  ----------------------------------------------------------------------------------------------------------------------------------
  Stanley Exploration & Mining Company Limited                                      Ghana                                 100%
  ----------------------------------------------------------------------------------------------------------------------------------
  Stanley Mining Services Pty Limited                                               Australia                             100%
  ----------------------------------------------------------------------------------------------------------------------------------
  Stanley Mining Services (Tanzania) Ltd                                            Tanzania                              100%
  ----------------------------------------------------------------------------------------------------------------------------------
  Stanley Mining Services (Uganda) Ltd                                              Uganda                                100%
  ----------------------------------------------------------------------------------------------------------------------------------
  Stanley Mining Services Zimbabwe (Private) Limited                                Zimbabwe                              100%
  ----------------------------------------------------------------------------------------------------------------------------------
  Stanmines Ghana Ltd                                                               Ghana                                 100%
  ----------------------------------------------------------------------------------------------------------------------------------
  Tecniwell S.r.l.                                                                  Italy                                 100%
  ----------------------------------------------------------------------------------------------------------------------------------
  Toledo Oil & Gas Services, Inc.                                                   Louisiana                             100%
  ----------------------------------------------------------------------------------------------------------------------------------
  Vibration Technology, L.L.C.                                                      Delaware                              100%
  ----------------------------------------------------------------------------------------------------------------------------------


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* directly or indirectly through its subsidiaries, nominees or trustees